SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential. For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     HORIZON FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


[   ]   Fee paid previously with preliminary materials:


[   ]   Check box if any part of the fee is offset as provided by Exchange  Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously paid:

         (2)   Form, Schedule or Registration Statement no.:

         (3)   Filing Party:

         (4)   Date Filed:

             [ON HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]




                                                September 24, 1999



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation, we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The meeting will be held at 3:00 p.m. local time, on October 28, 1999 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and proxy statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of Horizon Financial Services Corporation's fiscal 1999 Annual Report to Stockholders. At the Meeting, we will report on our operation and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Very truly yours,

                                           /s/Robert W. DeCook

                                           Robert W. DeCook
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 28, 1999


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 28, 1999.

         A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of one director of the Company;

         2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 10, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ROBERT W. DECOOK

                             ROBERT W. DECOOK
                             Chairman of the Board, President and
                             Chief Executive Officer


Oskaloosa, Iowa
September 24, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 1999


         This proxy statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, on October 28, 1999, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to stockholders on or about September 24, 1999. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of one director of the Company and a proposal to ratify the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2000.

Proxies and Proxy Solicitation

         If a shareholder properly executes the enclosed proxy distributed by the Company, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. If no specific direction is given, the proxies will vote the shares "FOR" the election of management's director nominee and "FOR" ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2000. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with the best judgment.

         The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 8.9% of the Company's common stock. Employees of the Company and the Bank participate in the ESOP. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the trustee of the ESOP on how to vote the shares of common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the trustee of the ESOP, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's director nominee and "FOR" ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2000. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies. The trustee of the ESOP will vote the unallocated ESOP shares in the same proportion as voted allocated shares.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

         The Company will pay the cost of solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

         Shareholders of record as of the close of business on September 10, 1999 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of KPMG LLP as auditors for the year ending June 30, 2000 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals, except for the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify KPMG LLP as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non- vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

         As of the Voting Record Date, the Company had 875,062 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Company's directors.

                                                                                            Shares          Percent
                                                                                         Beneficially          of
                                  Beneficial Owner                                           Owned           Class
------------------------------------------------------------------------------------------------------------------------------------
Horizon Financial Services Corporation Employee                                             77,666            8.9%
  Stock Ownership Plan (1)
301 First Avenue East
Oskaloosa, Iowa  52577

William A. Krause Revocable Trust (2)                                                       86,500            9.9%
4201 Westown Parkway, Suite 320
West Des Moines, Iowa 50266

Athena Capital Management, Inc. (3)                                                         52,270            6.0%
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

Gerald M. Kirke(4)                                                                          85,500            9.8%
1776 West Lakes Parkway
West Des Moines, IA 50398

Robert W. DeCook (5)                                                                        88,976           10.2%
301 First Avenue East
Oskaloosa, Iowa  52577

Thomas L. Gillespie (6)                                                                     55,000            6.3%
301 First Avenue East
Oskaloosa, Iowa 52577

Gary L. Rozenboom (7)                                                                       47,274            5.4%
301 First Avenue East
Oskaloosa, Iowa  52577

Directors and executive officers of the Company and the Bank as a group                    253,471           29.0%
(7 persons) (8)

-----------------------

(1) The amount reported represents shares held by the ESOP, 66,168 shares of which were allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants ("unallocated shares"). Unallocated shares will be voted in the same proportion as the voted allocated shares.

(2)      Based on information  included in a Schedule 13D/A filed by the William
         A. Krause Revocable Trust (the "WAK Trust"), with the Securities and Exchange Commission (the "SEC") on July 6, 1999. The WAK Trust reported sole voting and investment power with respect to all shares of Common Stock reported in its Schedule 13D.

(3) Based on information included in a Schedule 13G/A filed by Athena Capital Management, Inc. ("AMC") with the SEC on January 26, 1999. The shares of Common Stock to which such Schedule 13G/A relates to are held by AMC, as investment advisor, for its clients, none of whom individually own in excess of five percent. AMC reported shared voting and investment power with respect to all shares of Common Stock reported in its Schedule 13G/A.

(4) Based on information included in a Schedule 13D filed by Gerald M. Kirke with the SEC on August 24, 1998. Mr. Kirke reported sole voting and investment power with respect to all of the shares of Common Stock reported in his Schedule 13D.

(5) Mr. DeCook has reported sole voting and investment power with respect to the shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. DeCook are options to purchase 10,360 shares of Common Stock.

(6) Mr. Gillespie has reported sole voting and investment power with respect to 29,556 shares of Common Stock and shared power with respect to 25,444 shares of Common Stock beneficially owned by him. Included in the shares of Common Stock beneficially owned by Mr. Gillespie are options to purchase 15,180 shares of Common Stock.

                              (Footnotes to the table continue on the next page)

(7) Mr. Rozenboom has reported sole voting and investment power with respect to 6,274 shares of Common Stock and shared power with respect to 41,000 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. Rozenboom are options to purchase 5,060 shares of Common Stock.

(8) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group are options to purchase 42,660 shares of Common Stock.


                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors is currently composed of five members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominee identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominee were selected.

                                                                                           Shares of
                                                                             Term of      Common Stock     Percent
                                                                  Director    Office      Beneficially       of
            Name             Age(1)       Position(s) Held        Since(2)   Expires        Owned(3)        Class
------------------------------------------------------------------------------------------------------------------
                                                     NOMINEES
Robert W. DeCook               57    Chairman of the Board,         1973       2002           88,976        10.2%
                                     President and Chief
                                     Executive Officer
                                          DIRECTORS CONTINUING IN OFFICE
Dwight L. Groves               60    Director                       1995       2001            3,110           *%
Gary L. Rozenboom              59    Director                       1982       2001        47,274(4)         5.4%
Thomas L. Gillespie            49    Director and Vice              1992       2000        55,000(5)         6.3%
                                     President
Norman P. Zimmerman            66    Director                       1976       2000           26,274         3.0%

-----------------
*        Less than 1%.

(1)      At June 30, 1999.

(2)      Includes service as a director of the Bank.

                              (Footnotes to the table continue on the next page)

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows:
         Mr. Groves - 1,720 shares;  Mr. Rozenboom - 5,060 shares; Mr. Gillespie
         - 15,180 shares; Mr. Zimmerman - 5,060 shares; and Mr. DeCook - 10,360 shares.

(4) Includes 41,000 shares as to which Mr. Rozenboom has reported shared voting and dispositive power.

(5) Includes 25,444 shares as to which Mr. Gillespie has reported shared voting and dispositive power.


         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of the Company, the Bank and the Bank's subsidiary, Horizon Investment Services, Inc. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook has served as Chairman of the Board of Iowa Title Guarantee, the State's title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of Iowa's Community Bankers and Chairman of the Legislative Committee of Iowa's Community Bankers. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

         Dwight L. Groves - Mr. Groves is currently engaged in the business of property management primarily in the Oskaloosa, Iowa area. Prior to his involvement in property management, Mr. Groves spent twenty years in the restaurant business as an owner/operator.

         Gary L. Rozenboom - Mr. Rozenboom has owned and operated a hardwood floor finishing business in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Council.

         Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

         Norman P. Zimmerman - Dr. Zimmerman practiced Dentistry in Oskaloosa for 32 years prior to his retirement in the summer of 1992. Dr. Zimmerman has been very active in church and community affairs in Oskaloosa. He is a former mayor of the City of Oskaloosa, Iowa.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company does not have a standing executive committee.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Zimmerman, Rozenboom, Groves, Gillespie and DeCook. This Committee met once during fiscal 1999.

         The Compensation Committee is currently composed of Directors Zimmerman, Rozenboom and Groves. This Committee is responsible for administering the Company's 1994 Stock Option and Incentive Plan and the Company's Recognition and Retention Plan. This Committee met two times during the fiscal 1999.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to (and be in compliance with the requirements of the Company's Bylaws) and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 1999. During fiscal 1999, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Bank has Standing Salary, Audit and Nominating Committees. The Bank also has other committees, including Loan, Investment, Asset/Liability Management, and Technology Committees, which meet as needed to review various other functions of the Bank.

         The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Zimmerman, Rozenboom, and Groves and President DeCook. The Salary Committee met two times during fiscal 1999.

         The Bank's Audit Committee selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee, which is composed of the outside directors of the Bank, met once during fiscal 1999.

         The Bank's Nominating Committee, which consists of the full Board of Directors of the Bank, reviews the terms of the directors and makes nominations for directors to be voted on by the Company, as the sole shareholder of the Bank. This committee met once during fiscal 1999.

Director Compensation

         The Company's directors do not receive a fee for serving on the Company's Board of Directors or any of its committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's non-employee directors are paid a fee of $600 for each regular and special meeting attended and receive no additional compensation for service on any committees. Board members who are employees of the Bank receive no fee for their service on the Board or any committees.

Executive Compensation


         The following table sets forth information regarding compensation paid or granted to the Company's Chief Executive Officer for services rendered during fiscal 1999. No executive officer made in excess of $100,000 (salary plus bonus) during fiscal 1999.

--------------------------------------------------------------------------------------------------------------------
                                              Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------
                                                                                    Long Term
                                                Annual Compensation (1)        Compensation Awards
--------------------------------------------------------------------------------------------------------------------
                                                                            Restricted                    All Other
                                    Fiscal        Salary         Bonus         Stock        Options     Compensation
   Name and Principal Position       Year          ($)            ($)         Award($)        (#)            ($)
--------------------------------------------------------------------------------------------------------------------
                                     1999        $78,700        $1,500           ---            ---       $16,630(2)
Robert W. DeCook, President          1998         76,700         6,118           ---            ---        31,185
and Chief  Executive Officer         1997         75,500         2,228           ---            ---        15,878
--------------------------------------------------------------------------------------------------------------------

(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceed the lesser of 10% of his salary and bonus, or $50,000.

(2) Represents the ESOP contribution of $16,423 and life insurance premiums of $207 paid by the Company on behalf of Mr. DeCook.


     The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 1999, none of which have been exercised. No stock options or stock appreciation rights were granted by the Company during fiscal 1999.

--------------------------------------------------------------------------------------------------------------------
                       Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
--------------------------------------------------------------------------------------------------------------------
                                                                                                  Value of
                                                                   Number of                     Unexercised
                                                                  Unexercised                   In-the-Money
                                                                   Options at                    Options at
                                                                 FY-End (#)(1)                  FY-End ($)(2)
--------------------------------------------------------------------------------------------------------------------
                               Shares
                             Acquired on       Value
                              Exercise       Realized     Exercisable   Unexercisable   Exercisable    Unexercisable
           Name                  (#)            ($)           (#)            (#)            ($)             ($)
--------------------------------------------------------------------------------------------------------------------
Robert W. DeCook                 ---          $---        10,360              ---         $86,092          $---
--------------------------------------------------------------------------------------------------------------------

(1) Represents an option to purchase shares of Common Stock. Option amounts have been adjusted to reflect the two-for-one stock split paid in the form of a 100% stock dividend by the Company on November 10, 1997.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $8.31 per share of the Common Stock as reported on the Nasdaq SmallCap Market on June 30, 1999.

Employment Agreement

         The Bank has an employment agreement with Robert W. DeCook for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary, which for fiscal 1999 was $78,700. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an extension for one additional year upon review and authorization by the Board of Directors of the Bank at the end of each year. For the year ended June 30, 1999, the Bank's Board of Directors reviewed and authorized the extension of Mr. DeCook's employment agreement for an additional year.

          The agreement provides for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by Mr. DeCook upon 90 days' notice to the Bank. The employment agreement further provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment, however, is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. DeCook was terminated as of July 1, 1999, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $230,130. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the 2000 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 First Avenue East, Oskaloosa, Iowa 52577, no later than May 28, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's main office on or before September 28, 2000 (30 days prior to next years anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed or public announcement of the new date of such meeting was first made. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                     HORIZON FINANCIAL SERVICES CORPORATION

                ANNUAL MEETING OF SHAREHOLDERS o October 28, 1999

  The undersigned hereby appoints the members of the Board of Directors of Horizon Financial Services Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on October 28, 1999 at the Company's office located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 P.M. local time, and at any and all adjournments thereof, as follows:

I. The election of Robert W. DeCook as a director for a term to expire in the year 2002.

         [   ] FOR         [   ] WITHHELD


II. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending June 30, 2000.

         [   ] FOR               [   ] AGAINST               [   ] ABSTAIN

  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  The Board of Directors recommends a vote "FOR" the listed proposals.

                                (Continued and to be signed on the reverse side)

                                                     (Continued from other side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  The proxy may be revoked at any time before it is voted by filing with the Secretary of the Company on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shres of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorney and proxies shall be deemed terminated and of no further force and effect.

  The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting, a proxy statement dated September 24, 1999 and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1999.

                                       DATED:  _________________________________


_________________________________              _________________________________
PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER

_________________________________              _________________________________
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian please give your full title. If shares are held jointly, each holder should sign.

         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE